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                                                                           DRAFT

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX EXEMPT PORTFOLIO

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                OF WT MUTUAL FUND

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       SUPPLEMENT DATED MAY 26, 2004 TO PROSPECTUS DATED NOVEMBER 1, 2003

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, both the Service Shares and Investor Shares Prospectuses of the Wilmington Funds - Money Market Portfolios of WT Mutual Fund dated November 1, 2003 (the "Prospectuses").

CHANGES TO INVESTMENT ADVISORY FEES

Effective May 20, 2004, the paragraph under the heading "INVESTMENT ADVISER" on page 15 of the Service Shares and Investor Shares Prospectuses is deleted in its entirety and replaced with the following:

      Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of March 31, 2004, RSMC had $5.1 billion in assets under management.

      For the twelve months ended June 30, 2003, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC a fee at an annual rate of 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services. For the semiannual period ended December 31, 2003, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC a fee at an annual rate of 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services. Out of such fees, RSMC has paid, on behalf of the Series, for fund administration, accounting and transfer agency services provided by certain service providers, which amounts have equaled in the aggregate approximately 0.10% of each Series' average daily net assets.

      Effective May 20, 2004, the Board of Trustees recognized and separated the fees paid for the non-advisory services from the investment advisory agreement and approved a revised advisory fees schedule whereby each Series will pay RSMC a fee at an annual rate of 0.37% of the Series' first $1 billion of average daily net assets; 0.33% of the Series' next $500 million of average daily net assets; 0.30% of the Series' next $500 million of average daily net assets; and 0.27% of the Series' average daily net assets in excess of $2 billion of the Series' average daily net assets for investment advisory services. Also effective May 20, 2004, the Board of Trustees approved a revised administrative and accounting services fees schedule and provided for an additional payment of up to, but not more than, 0.10% of each Series' average daily net assets for those services. The resulting net charge to each Series remains the same.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE